UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2013

COMMITTED CAPITAL ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-52651	14-1961545
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

712 Fifth Avenue, 22nd Floor

New York, New York 10019

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 277-5301

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events.

On July 19, 2013, Committed Capital Acquisition Corporation (the “Company”) announced that it had signed a non-binding letter of intent with a private company that set forth the preliminary terms and conditions of a potential business combination. Pursuant to the provisions of its certificate of incorporation, the Company now has until October 24, 2013 to consummate its business combination, having satisfied the criteria for extension set forth in the certificate of incorporation. If the Company does not consummate a business combination on or before October 24, 2013, it will distribute the proceeds held in trust to its shareholders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated : July 19, 2013	COMMITTED CAPITAL ACQUISITION CORPORATION By: ___/s/ Michael Rapp______________________ Name: Michael Rapp Title: President

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